                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                               ---------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported): January 22, 1997

                            SFX BROADCASTING, INC.
--------------------------------------------------------------------------------

              (Exact name of registrant as specified in charter)



       Delaware                        0-22486                             13-3649750
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer Identification No.)
  of Incorporation)


150 East 58th Street, 19th Floor, New York, New York                                                          10155
-------------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                                    (Zip Code)


Registrant's telephone number, including area code:  (212) 407-9191


                                      N/A
-------------------------------------------------------------------------------------------------------------------
(Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS.

Supplement to Prospectus Supplement

The Prospectus Supplement of SFX Broadcasting, Inc. (the "Company") dated January 17, 1997 (to the Prospectus dated December 10, 1996) was filed as
Exhibit 99.1 to the Company's Current Report on Form 8-K dated January 17, 1997. A supplement to the Prospectus Supplement dated January 22, 1997 is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

99.1 Supplement dated January 22, 1997, to Prospectus Supplement of SFX Broadcasting, Inc., dated January 17, 1997 and Prospectus dated December 10, 1996.

                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                    SFX BROADCASTING, INC.



                                    By:  /s/ Howard J. Tytel
                                    ----------------------------------------
                                        Name:    Howard J. Tytel
                                        Title:   Executive Vice President
                                                 and Secretary


Date:     January 22, 1997